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                                                                    EXHIBIT 10.1

                                   SCHEDULE

                           THE GALORE GROUP LIMITED
                                ACN 008 577 759

                          EXECUTIVE SHARE OPTION PLAN

                        TERMS AND CONDITIONS OF OPTIONS

1.  DEFINITIONS

In these terms and conditions, unless the context otherwise requires:

"BOARD" means the board of directors of the Company;

"BONUS DATE" means any date after the Issue Date and before exercise or expiry of the Outstanding Options, on which entitlements are determined for holders of Ordinary Shares to participate in any bonus issue by way of capitalisation of profits, reserves or share premium account;

"BUSINESS DAY" means a day on which banks are open for business in Sydney excluding a Saturday, Sunday or public holiday;

"COMPANY" means The Galore Group Limited;

"DEAL WITH" means to sell, transfer, assign, alienate or otherwise dispose of or deal with the legal or beneficial interest in the Options or any rights or interests relating to the Options, or to mortgage, charge, pledge, encumber, create a lien, right of set-off or create or permit to arise any other security or other rights or interests over or in respect of the Options;

"EXERCISE NOTICE" means a notice substantially in the form set out in the schedule;

"EXERCISE PERIOD" means the period commencing on 1 February 1999 or the Issue Date, whichever is the later and ending on the Expiry Date, provided that if:

(a) the Optionholder is an individual and the Optionholder ceases to be employed by or related to the Company or any Related Body Corporate due to death, permanent disability or ill health; or

(b) the Optionholder is an entity and the individual who controls that entity ceases to be employed by or related to the Company or any Related Body Corporate due to death, permanent disability or ill health, then the period will commence on the date of the cessation of employment and end on the Expiry Date;

"EXERCISE PRICE" means $0.46 per Option;

"EXPIRY DATE" means the fifth anniversary of the Issue Date;

"ISSUE DATE" means the date upon which the Options are issued to the Optionholder as set out in the Option Certificate;

"OPTIONS" means the Options over Ordinary Shares referred to in the Option Certificate;

"OPTION CERTIFICATE" means the certificate issued by the Company to the Optionholder setting out the number of Options issued to the Optionholder and the Issue Date;
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"OPTIONHOLDER" means the person registered in the Company's option register as the holder of the Options;

"ORDINARY SHARES" means fully paid ordinary shares of 20 cents each in the capital of the Company or the ordinary shares into which fully paid ordinary shares of 20 cents each are consolidated or subdivided or otherwise adjusted from time to time;

"OUTSTANDING OPTIONS" means Options which remain unexercised from time to time;

"RELATED BODY CORPORATE" has the same meaning as defined in the Corporations
Law;

"STOCK EXCHANGE" means any recognised stock exchange or securities market in the United States or Australia;

"SUBSIDIARY" means a subsidiary of the Company as determined in accordance with the Corporations Law;

"TAKEOVER BID" has the same meaning as defined in the Corporations Law;

"$" means Australian dollars.

2.  INTERPRETATION

In these terms and conditions, unless the context otherwise requires:

(a) headings and underlinings are for convenience only and do not affect the interpretation of these terms and conditions;

(b)  words importing the singular include the plural and vice versa;

(c)  words importing a gender include any gender;

(d) an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate;

(e)  a reference to any thing includes a part of that thing;

(f) a reference to a clause or schedule is a reference to a clause of, and a schedule to, these terms and conditions;

(g) a reference to any statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

(h) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document;

(i) a reference to a party to a document includes that party's successors and permitted assigns;

(j) where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the following Business Day.

3.  OPTION ENTITLEMENT

Subject to the provisions of these terms and conditions, upon grant and exercise each Option entitles the Optionholder to subscribe for one Ordinary Share at the Exercise Price.

4.  DURATION OF OPTIONS

(a)  The Options expire at 5:00 pm on the Expiry Date.
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(b)  Options not exercised on or before the Expiry Date will automatically lapse.

5.   EXERCISE OF OPTIONS

(a) Subject to clause 6, an Optionholder may exercise its Outstanding Options from time to time, in whole or in part, by lodging with the Company at its registered office during the Exercise Period:

     (1)  the Option Certificate;

     (2)  a duly completed and signed Exercise Notice; and

     (3) the subscription monies for the relevant Ordinary Shares, being the number of Options specified in the Exercise Notice multiplied by the Exercise Price.

(b)  If while any Options remain unexercised:

     (1) an offer is made to ordinary shareholders of the Company to purchase or otherwise acquire their shares pursuant to a Takeover Bid; and

     (2) as a result of or pursuant to the Takeover Bid the offeror acquires a relevant interest (as defined in the Corporations Law) in not less than 30% of the issued ordinary shares in the Company,

     then the Company may, at the sole discretion of the directors, give written notice of the facts to the Optionholder within 14 days of the offeror acquiring the relevant interest and the Options may then be exercised in whole or in part within the period of 120 days (or such other period of between 30 days and 120 days as the directors of the Company may determine in their absolute discretion) from the date of that notice.

(c) Upon allotment to the Optionholder of the Ordinary Shares specified in the Exercise Notice, the Option Certificate lodged with the Company by the Optionholder pursuant to clause 5(a) must:

     (1) if all the Outstanding Options have been exercised, be cancelled by the Company;

     (2) if some only of the Outstanding Options have been exercised, be appropriately endorsed by the Company and then returned to the Optionholder.

6.  EXERCISE PERIOD

Subject to clauses 5(b) and (c), the Options are exercisable at any time during the Exercise Period provided that at any one time the Optionholder must exercise at least 20% of the Options.

7.  TIME FOR ALLOTMENT AND ISSUE

The Company must allot to the Optionholder on the date upon which the Optionholder validly exercises Options, and issue to the Optionholder within 10 Business Days of that date, the number of Ordinary Shares which corresponds with the number of Options being exercised as specified in the Exercise Notice.
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8.  ADJUSTMENTS UPON RECONSTRUCTION

Subject to clause 12(a), if at any time or times prior to the exercise by the Optionholder of any Outstanding Options the Company implements a reconstruction of its share capital, then the Outstanding Options shall be treated in the following manner:

(a) in the event of a consolidation of the share capital of the Company, the number of Outstanding Options shall be consolidated in the same ratio as the Ordinary Share capital and the Exercise Price shall be amended in inverse proportion to that ratio;

(b) in the event of a subdivision of the share capital of the Company, the number of Outstanding Options shall be sub-divided in the same ratio as the Ordinary Share capital and the Exercise Price shall be amended in inverse proportion to that ratio;

(c) in the event of a reduction of par value by return of share capital, the number of Outstanding Options shall remain the same and the Exercise Price shall be reduced by the same amount as the reduction of the par value of each Ordinary Share;

(d) in the event of a reduction of par value of each Ordinary Share by a cancellation of share capital that is either lost or not represented by available assets, the number of Outstanding Options and the Exercise Price shall remain unaltered;

(e) in the event of a pro-rata cancellation of shares, the number of Outstanding Options shall be reduced in the same ratio as the ordinary share capital and the Exercise Price shall be amended in inverse proportion to that ratio;

(f) in the event of any other reconstruction of that issued capital of the Company, the number of Outstanding Options or the Exercise Price or both shall be reconstructed (as appropriate) in a manner which will not result in any benefits being conferred on the Optionholder which are not conferred on shareholders; and

(g) in each case all adjustments shall be rounded down to the nearest whole number and fractions shall be disregarded,

provided that the Exercise Price must not be reduced below the par value of an Ordinary Share.

9.  BONUS ISSUES

Subject to clause 12(a), on each Bonus Date each Option will immediately confer on the Optionholder the right:

(a) to receive upon exercise of those Outstanding Options, not only an allotment of one Ordinary Share for each of the Outstanding Options exercised but also an allotment of such additional shares and/or other securities as it would have received had it exercised those Outstanding Options immediately before that Bonus Date; and

(b) to have profits, reserves or share premium account, as the case may be, applied in paying up in full those additional shares.

10.  RIGHTS ISSUE

(a) If prior to the date of exercise of any of the Options any offer or invitation is made by the Company for subscription for cash with respect to shares, options or other securities of the Company or of any other Company to the holders for the time being of the Ordinary Shares of the Company, the Company must give the Optionholder notice of its intention to make such offer or invitation at least 12 Business Days prior to the commencement of the offer or invitation.
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(b)  If at the date of the notice the Options are exercisable in accordance with their terms, then if the Optionholder exercises the Options prior to the books closing date, the Optionholder is entitled to participate in the rights issue to the extent of the resulting Ordinary Shares.

(c) If, at the date of the notice, the Options are not exercisable in accordance with their terms, the Optionholder is not entitled to participate in the rights issue.

11.  PARI PASSU RANKING

(a) Subject to the provisions of clause 11(b), any Ordinary Shares allotted pursuant to any exercise of the Options shall rank pari passu in all respects with other Ordinary Shares of the Company on issue at the date of such allotment.

(b) Where any Ordinary Shares are allotted during a period in respect of which a dividend is declared, the holder of such shares shall only be entitled to receive a dividend where the Option pursuant to which such shares were issued was exercised on or before the relevant dividend entitlement date.

12.  CALCULATIONS

(a) If the Board in its absolute discretion determines that an adjustment prescribed by clause 8 or 9 (or the fact that no adjustment is prescribed in respect of a particular reconstruction) would not be fair and equitable to all of the Optionholders and the holders of Ordinary Shares having regard to the circumstances of the particular capital reconstruction or bonus issue and the capital structure of the Company at that time, then the Board may substitute another adjustment, provided that the Board reasonably considers that the substitute adjustment is fair and equitable.

(b) Any calculations or adjustments which are required to be made for the purposes of these Options will be made by the auditors of the Company for the time being and will, in the absence of manifest error be final and conclusive and binding on the Optionholder.

(c) The Company must notify each Optionholder of any adjustments made to the Exercise Price or the number of Outstanding Options within 10 Business Days of the date of the adjustment.

13.  REPLACEMENT OF CERTIFICATES

If any Option Certificate is lost, stolen, mutilated, defaced or destroyed it may be replaced at the registered office of the Company upon payment by the claimant of the expenses incurred in connection with that replacement and on such terms as to evidence, indemnity and security as the Company may reasonably require. Mutilated or defaced Option Certificates must be surrendered before replacements will be issued.

14.  NOTICES

Any notice regarding the Options will be sent to the registered address of the Optionholder as recorded in the register of options maintained by the Company.

15.  GOVERNING LAW

The Options are governed by and construed in accordance with the laws of New South Wales.
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16.  DUTIES AND TAXES

The Company is not responsible for any duties or taxes which may become payable in connection with the issue and allotment of Ordinary Shares pursuant to an exercise of the Options or any other dealing with the Options.

17.  ASSIGNMENT OF OPTIONS

(a) Subject to clause 17(c), the Options will automatically lapse if the Optionholder Deals with any of the Options without the prior written consent of the Company.

(b) If the Optionholder is an entity, the Options will automatically lapse if that entity ceases to be controlled by the employee of the Company who controlled that entity at the date of granting of the Options, without the prior written consent of the Company.

(c)  If the Options are initially granted to a director of the Company or of a
                                                                       =======
     Related Body Corporate or an entity controlled by a director of the Company
     ======================
     or of a Related Body Corporate, then that director or entity may transfer
     ==============================
     all or any of the Options to any other employee of the Company or of a
                                                                    =======
     Related Body Corporate or entity controlled by an employee of the Company
     ======================
     or of a Related Body Corporate, provided that upon any such transfer
     ==============================
     occurring this clause 17(c) will cease to apply as an exception to clause 17(a).

18.  CESSATION OF EMPLOYMENT

(a) Notwithstanding anything to the contrary herein contained, the Options shall automatically lapse 30 days after:

     (1) if the Optionholder is an individual, the Optionholder ceases, for any reason, to be employed by or related to the Company or any Related Body Corporate; or

     (2) if the Optionholder is an entity, the individual who controls that entity ceases for any reason to be employed by or related to the Company or any Related Body Corporate,

     PROVIDED HOWEVER THAT the directors of the Company may in their sole discretion and irrespective of whether or not the 30 day period will have passed do all or any of the following:

     (1) extend the 30 day period to such date as the directors may determine being a date not later than the Expiry Date;

     (2) bring forward the Exercise Date of any or all of the Outstanding Options to such date as the directors may determine,

     to the intent that such number of those Options as determined by the directors shall be deemed not to have lapsed and shall be capable of exercise by the Optionholder or his legal representative, as the case may be, within a time period stipulated by the directors.

(b) For the purposes of this clause, any Optionholder or individual "related" to the Company or any Related Body Corporate refers to the person's relationship with the Company or body corporate as a licensee, franchisee or such other position as the directors consider gives rise to a person being related to the Company for the purposes of this clause.
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                                   SCHEDULE

                         NOTICE OF EXERCISE OF OPTION


To:  The Galore Group Limited (the "Company")

I

of

being the registered holder of the options specified in the attached Option Certificate hereby give notice of the exercise of my options to subscribe for
       Ordinary Shares in the capital of the Company and enclose subscription
monies of $      .

I authorise you to register me as the holder of the shares to be allotted to me and agree to be bound by the Memorandum and Articles of Association of the Company.


DATED the       day of               199 .


THIS NOTICE OF EXERCISE OF OPTION, WITH THE APPROPRIATE REMITTANCE, SHOULD BE LODGED AT THE COMPANY'S REGISTERED OFFICE.
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                           THE GALORE GROUP LIMITED
                               (ACN 008 577 759)

                  327 Chisholm Road, Auburn, New South Wales

                          EMPLOYEE SHARE OPTION PLAN

                              OPTION CERTIFICATE

                         EXPIRY DATE [               ]

--------------------------------------------------------------------------------
Number of               Name and Address           Certificate        Issue Date
 Options                                             Number
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

This is to certify that the person named above is the registered holder of the number of Options specified on this certificate (and not yet exercised) to apply for and be issued the same number of fully paid ordinary shares in THE GALORE GROUP LIMITED on the terms and conditions attached to this certificate, and subject to the Memorandum and Articles of Association of the Company.

                                                       -------------------------
                                                          For Office Use Only
                                                       -------------------------
                                                         No. of          Date of
                                                        Options         Exercise
                                                       Exercised
                                                       -------------------------




                                                       -------------------------

ANY OPTIONS NOT EXERCISED BY THE EXPIRY DATE (         ) WILL LAPSE.


THE COMMON SEAL
of the Company was affixed
to this document by authority
of the Board:


-----------------------------       ---------------------------
Secretary                           Director

NOTE: This certificate must be surrendered on exercise of the whole or any part of the Options, for endorsement or cancellation, as the case may be.